Exhibit 13.1
CERTIFICATION OF THIERRY PILENKO, CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF
TECHNIP, AND OLIVIER DUBOIS, PRESIDENT, CHIEF FINANCIAL OFFICER OF TECHNIP,
PURSUANT TO SECTION 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Technip (the “Company”) on Form 20-F for the period ending December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:
1.	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 20, 2007	By:	/s/ THIERRY PILENKO
Thierry Pilenko
Chairman and Chief Executive Officer

Date: June 20, 2007	By:	/s/ OLIVIER DUBOIS
Olivier Dubois
President, Chief Financial Officer